EXECUTED COPY









                                 U.S. $510,000,000


                            REVOLVING CREDIT AGREEMENT


                              Dated as of May 4, 1995


                                       Among


                                ADVANTA CORP. and


                        ADVANTA NATIONAL BANK, as Borrowers


                              THE BANKS NAMED HEREIN


                                     as Banks,


                                 MELLON BANK, N.A.


                                     as Agent


                                        and


                          THE CHASE MANHATTAN BANK, N.A.,
                                  CHEMICAL BANK,
                            NATIONSBANK OF TEXAS, N.A.,
                        PNC BANK, NATIONAL ASSOCIATION and
                      SWISS BANK CORPORATION, NEW YORK BRANCH


                                   as Co-Agents





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                                  Table of Contents


        Section                      Title                              Page

        ARTICLE I     DEFINITIONS; CONSTRUCTION.....................      1

           1.01       Certain Definitions...........................      1
           1.02       Construction..................................     16
           1.03       GAAP/RAP......................................     17

        ARTICLE II    THE CREDITS...................................     17

           2.01       Revolving Credit Loans........................     17
           2.02       Extension of Expiration Date..................     19
           2.03       The Notes.....................................     20
           2.04       Making of Revolving Loans.....................     21
           2.05       Facility Fee; Utilization Fee;
                        Closing Fee.................................     21
                      (a)  Facility Fee.............................     21
                      (b)  Utilization Fee..........................     22
                      (c)  Closing Fee..............................     22
           2.06       Termination or Reduction......................     22
           2.07       Interest Rates; Maturity Periods;
                        Transactional Amounts.......................     23
                      (a)  Optional Basis of Borrowing..............     23
                            (i)  Base Rate Option...................     23
                           (ii)  Euro-Rate Option...................     24
                      (b)  Interest Periods.........................     24
                      (c)  Transactional Amounts....................     25
                      (d)  Interest After Maturity..................     25
                      (e)  Euro-Rate Unascertainable;
                           Impracticability.........................     25
           2.08       Prepayments...................................     26
           2.09       Interest Payment Dates........................     27
           2.10       Pro Rata Treatment; Payments Generally........     27
                      (a)  Pro Rata Treatment.......................     27
                      (b)  Payments Generally.......................     27
                      (c)  Interest on Overdue Amounts..............     28
           2.11       Additional Compensation in
                        Certain Circumstances.......................     28
                      (a)  Increased Costs or Reduced Return
                           Resulting from Taxes, Reserves,
                           Capital Adequacy Requirements,
                           Expenses, etc............................     28
                      (b)  Indemnity................................     30
                      (c)  Euro-Rate Reserves.......................     30
           2.12       Taxes.........................................     31
                      (a)  Payments Net of Taxes....................     31
                      (b)  Indemnity................................     32
                      (c)  Withholding and Backup Withholding.......     32




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           2.13       Funding by Branch, Subsidiary or Affiliate....     33
                      (a)  Notional Funding.........................     33
                      (b)  Actual Funding...........................     34

        ARTICLE III   REPRESENTATIONS AND WARRANTIES................     34

           3.01       Organization and Qualification................     34
           3.02       Corporate Power and Authorization.............     34
           3.03       Audited Annual Financial Statements...........     34
           3.04       Consolidating Financial Statements............     35
           3.05       Bank Financial Statements.....................     35
           3.06       Absence of Material Adverse Changes...........     35
           3.07       Litigation and Regulatory Proceedings.........     35
           3.08       No Conflicting Laws or Agreements;
                        Consents and Approvals......................     36
           3.09       Execution and Binding Effect..................     36
           3.10       Employee Benefits.............................     36
           3.11       Taxes.........................................     37
           3.12       Regulation U..................................     37
           3.13       Environmental Matters.........................     37
           3.14       Investment Company; Bank Holding Company;
                        Public Utility Holding Company..............     38
           3.15       Capitalization of Insured Subsidiaries........     39
           3.16       Absence of Undisclosed Liabilities............     39
           3.17       Absence of Events of Default..................     39
           3.18       Title to Property.............................     39
           3.19       Subsidiaries and Other Investments............     39
           3.20       Compliance with Laws..........................     40
           3.21       Accurate and Complete Disclosure..............     40

        ARTICLE IV    CONDITIONS OF LENDING.........................     40

           4.01       Closing Date..................................     40
                      (a)  Agreements; Notes........................     41
                      (b)  Guaranty Agreement.......................     41
                      (c)  Corporate Proceedings....................     41
                      (d)  Good Standing Certificates...............     41
                      (c)  Financial Statements.....................     41
                      (f)  Opinion of Counsel.......................     41
                      (g)  Officers' Certificates...................     42
                      (h)  Fees, Expenses, etc......................     42
                      (i)  Termination of Predecessor Facilities....     42
                      (j)  Details, Proceedings and Documents.......     42
           4.02       Conditions to all Loans.......................     42
                      (a)  Notice...................................     42
                      (b)  Representations and Warranties...........     42
                      (c)  No Defaults..............................     43

        ARTICLE V     AFFIRMATIVE COVENANTS.........................     43

           5.01       Basic Reporting Requirements..................     43
                      (a)  Annual Audit Reports.....................     43
                      (b)  Quarterly Consolidated Reports...........     44


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                      (c)  Bank Financial Statements................     44
                      (d)  Consolidating Reports....................     44
                      (e)  Compliance Certificates..................     45
                      (f)  Asset Quality Reports....................     45
                      (g)  Certain Other Reports and Information....     45
                      (h)  Further Information......................     46
                      (i)  Notice of Certain Events.................     46
                      (j)  Visitation; Verification.................     47
           5.02       Insurance.....................................     48
           5.03       Payment of Taxes and Other Potential
                        Charges and Priority Claims.................     48
           5.04       Preservation of Existence and Franchises......     49
           5.05       Maintenance of Properties/Business............     49
           5.06       Avoidance of Other Conflicts..................     49
           5.07       Capitalization of Insured Subsidiaries........     49
           5.08       Financial Accounting Practices................     49
           5.09       Use of Proceeds...............................     50
           5.10       Continuation of or Change in Business.........     50
           5.11       Consolidated Tax Return.......................     50
           5.12       Fiscal Year...................................     50

        ARTICLE VI    NEGATIVE COVENANTS............................     51

           6.01       Financial Covenants...........................     51
                      (a)  Consolidated Tangible Net Worth..........     51
                      (b)  Double Leverage Ratio....................     51
                      (c)  Total Liabilities to
                           Consolidated Tangible Net Worth..........     51
                      (d)  Consolidated Interest Coverage Ratio.....     51
                      (e)  Contingent Obligations...................     51
                      (f)  Doubtful Accounts Managed and/or Owned...     51
           6.02       Liens.........................................     51
           6.03       Mergers, Acquisitions, etc....................     54
           6.04       Dispositions of Properties....................     55
           6.05       Dealings with Affiliates......................     56
           6.06       Limitation on Other Restrictions
                        on Dividends by Subsidiaries, etc...........     56

        ARTICLE VII   EVENTS OF DEFAULT.............................     58

           7.01       Events of Default.............................     58

        ARTICLE VIII  THE AGENT.....................................     61

           8.01       Appointment...................................     61
           8.02       Exercise of Powers............................     61
           8.03       Delegation of Duties..........................     62
           8.04       Exculpatory Provisions........................     62
           8.05       Reliance by Agent.............................     63
           8.06       Notice of Default.............................     63
           8.07       Non-Reliance on Agent and Other Banks.........     64
           8.08       Indemnification...............................     64



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           8.09       Agent In Its Individual Capacity..............     65
           8.10       Successor Agent...............................     65
           8.11       Calculations..................................     66
           8.12       Holders of Notes..............................     66
           8.13       Agent's Fees..................................     66
           8.14       Funding by Agent..............................     66
           8.15       The Co-Agents.................................     67

        ARTICLE IX    MISCELLANEOUS.................................     67

           9.01       Holidays......................................     67
           9.02       Records.......................................     67
           9.03       Amendments and Waivers........................     67
           9.04       No Implied Waiver; Cumulative Remedies........     69
           9.05       Notices.......................................     69
           9.06       Expenses; Taxes; Indemnity....................     69
           9.07       Severability..................................     71
           9.08       Prior Understandings..........................     71
           9.09       Duration; Survival............................     71
           9.10       Counterparts..................................     71
           9.11       Limitation on Payments........................     72
           9.12       Set-Off.......................................     72
           9.13       Sharing of Collections........................     72
           9.14       Successors and Assigns;
                        Participations; Assignments.................     73
                      (a)  Successors and Assigns...................     73
                      (b)  Participations...........................     73
                      (c)  Assignments..............................     74
                      (d)  Register.................................     75
                      (e)  Financial and Other Information..........     76
                      (f)  Assignments to Federal Reserve Bank......     76
           9.15       Governing Law; Submission to Jurisdiction
                        Waiver of Jury Trial; Limitation of
                        Liability...................................     76
                      (a)  Governing Law............................     76
                      (b)  Certain Waivers..........................    76A
                      (c)  Limitation of Liability..................    76A


        EXHIBIT A     Promissory Note of Advanta Corp...............    A-1

        EXHIBIT B     Promissory Note of Advanta National Bank......    B-1

        EXHIBIT C     Form of Loan Request..........................    C-1

        EXHIBIT D     Guaranty and Suretyship Agreement.............    D-1

        EXHIBIT E     Form of Assignment Supplement.................    E-1







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        SCHEDULES:

           3.06       Material Adverse Changes
           3.10       Plan Information
           3.13(d)    Environmental Matters
           3.16       Liabilities Disclosures
           3.19       Subsidiaries and Other Investments
           6.02(a)    Existing Liens















































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